Impairments and reversals	6 Months Ended
Jun. 30, 2022
Impairment Of Assets [Abstract]
Impairments and reversals	Impairments and reversals of impairments

Quarters			$ million	Half year
Q2 2022	Q1 2022	Q2 2021		2022	2021
(348)	6,295	8,223	Depreciation, depletion and amortisation	5,947	14,119
			of which:
5,608	5,388	5,890	Depreciation	10,997	11,702
153	907	2,334	Impairments	1,059	2,622
(6,109)	—	(1)	Impairment reversals	(6,109)	(205)

The gain in the second quarter 2022 resulting from reversals of impairments recognised previously was mainly triggered by revision of Shell's mid- and long-term commodity price assumptions reflecting the current energy market demand and supply fundamentals.

In the second quarter 2022, gains from reversals were recognised of $6,169 million pre-tax (first quarter 2022: zero, second quarter 2021: $1 million), of which $6,109 million (first quarter 2022: zero, second quarter 2021: $1 million) recognised in depreciation, depletion and amortisation and $60 million (first quarter 2022: zero, second quarter 2021: zero) recognised in share of profit of joint ventures and associates.

Gains from reversals of impairments of $6,109 million pre-tax ($4,355 million post-tax) are mainly related to i) Integrated Gas for $3,450 million pre-tax ($2,448 million post-tax), mainly relating to the QGC Integrated Gas asset, ii) Upstream for $2,523 million pre-tax ($1,771 million post-tax), mainly related to two offshore projects in Brazil and an asset in the US Gulf of Mexico, and iii) to Marketing for $136 million pre-tax ($136 million post-tax).

For impairment testing purposes and potential reversal of impairments recognised previously, the respective carrying amounts of property, plant and equipment and intangible assets were compared with their value in use. Cash flow projections used in the determination of value in use were made using management’s forecasts of commodity prices, market supply and demand, operational and capital expenditures, potential costs associated with operational GHG emissions and expected production volumes. The discount rate applied is based on a nominal post-tax weighted average cost of capital (WACC) of 5% (2021: 5%) for the Renewables and Energy Solutions segment and a nominal post-tax WACC of 6.5% (2021: 6.5%) for all other segments.
Oil and gas price assumptions applied for impairment testing in Integrated Gas and Upstream are reviewed and, where necessary, adjusted on a periodic basis. Reviews include comparison with available market data and forecasts that reflect developments in demand such as global economic growth, technology efficiency, and policy measures. Factors impacting supply include consideration of investment and resource potential, cost of development of new supply, and behaviour of major resource holders. The near-term commodity price assumptions applied in the relevant impairment testing in the second quarter 2022 were as follows:

Commodity price assumptions [A]	2023	2024	2025	2026
Brent crude oil ($/b)	80	70	70	71
Henry Hub natural gas ($/MMBtu)	4.00	3.50	3.50	3.98
[A] Money of the day.

For periods after 2026, the real-term price assumptions applied were $65 per barrel (/b) for Brent crude oil and $4.00 per million British thermal units (/MMBtu) for Henry Hub natural gas.